DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                                -----------------

                             DWS Strategic Value VIP

DWS Strategic Value VIP's (the "Portfolio") Board has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the Portfolio's subadvisor. Effective on or about the close of business on June 1, 2009 (the "Transition Date"), DVM will cease to act as the Portfolio's subadvisor and Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for the Portfolio that were previously delegated to DVM.

Until on or about the Transition Date, the name of the Portfolio is DWS Dreman High Return Equity VIP.

Until on or about the Transition Date, "The Portfolio's Main Investment Strategy" section of the Portfolio's prospectuses shall read as follows:

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may


May 1, 2009                                               [DWS INVESTMENTS LOGO]
VSDDHRF-3601                                                 Deutsche Bank Group


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also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Until on or about the Transition Date, the "Portfolio Management" section of the portfolio's prospectuses shall read as follows:

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

  David N. Dreman                                                   E. Clifton Hoover, Jr.
  Chairman and Chief Investment Officer of Dreman Value             Co-Chief Investment Officer and Portfolio Manager.
  Management, L.L.C. and Lead Portfolio Manager.                     o Joined Dreman Value Management, L.L.C. in 2006 as a Managing
   o Began investment career in 1957.                                  Director and Co-Chief Investment Officer of Large Cap Value
   o Joined the portfolio team in 1998.                                Strategy.
   o Founder, Dreman Value Management, L.L.C.                        o Prior to joining Dreman Value Management, L.L.C., Managing
                                                                       Director and a Portfolio Manager at NFJ Investment Group
  F. James Hutchinson                                                  since 1997; Vice President -- Corporate Finance at Credit
  President and Portfolio Manager.                                     Lyonnais, 1992-1997; Financial Analyst at Citibank,
   o Managing Director of Dreman Value Management, L.L.C.              1990-1992; and Credit Analyst/Corporate Loan Officer for
   o Joined Dreman Value Management, L.L.C. in 2000.                   RepublicBank (now Bank of America), 1985-1990.
   o Began investment career in 1986.                                o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2002.                              o Joined the portfolio team in 2006.
   o Prior to joining Dreman Value Management, L.L.C., 30 years      o MS, Texas Tech University.
     of experience in finance and trust/investment management
     with The Bank of New York.

Until on or about the Transition Date, the following information supplements the "Portfolio Subadvisors" section of the Portfolio's prospectuses:

Subadvisor for DWS Dreman High Return Equity VIP

The subadvisor for DWS Dreman High Return Equity VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the portfolio's investment decisions and buying and selling securities for the portfolio.








               Please Retain This Supplement for Future Reference


May 1, 2009
VSDDHRF-3601